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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2003

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                                  AVIALL, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                1-12380                              65-0433083
    (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                             Identification No.)

         2750 REGENT BOULEVARD                                                                75261
          DFW AIRPORT, TEXAS                                                                (Zip Code)
         (Address of principal
          executive offices)
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       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are furnished with this Form 8-K

                  99.1     Press Release dated May 1, 2003

                  99.2     Transcript of Conference Call dated May 1, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS
        OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Securities and Exchange Commission Release No. 33-8216
dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference into any filing of Aviall, Inc. (the "Company"), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         On May 1, 2003, the Company issued a press release announcing its financial results for the quarter ended March 31, 2003. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

         On May 1, 2003, management of the Company held a conference call concerning, among other things, its financial results for the quarter ended
March 31, 2003. A transcript of the conference call is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

         Exhibit 99.2 to this report includes a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Exchange Act. The non-GAAP financial measure is the percentage increase in the Company's net sales from the first quarter of 2002 to the first quarter of 2003, after including in the Company's net sales for the first quarter of 2002 approximately $40.0 million of Rolls-Royce Model T56 ("RR T56") engine parts sales made directly by Rolls-Royce to the U.S. military during the RR T56 transition program, which ended in June
2002 (the "Net Sales Percentage Increase"). The Company received its full contractual margin from Rolls-Royce on these sales and would have booked these sales, but for the time required to transition shipments to the U.S. military from Rolls-Royce to the Company. The Company assumed responsibility for direct shipments to the U.S. military on Rolls-Royce's behalf at the end of the RR T56 transition program. As a result, management believes that including the approximately $40.0 million of sales made directly by Rolls-Royce in calculating the percentage increase in the Company's net sales provides a more appropriate reference point for first quarter 2002 year-over-year comparisons than calculating the percentage increase strictly on a GAAP basis. Exhibit 99.2 includes a reconciliation of the Net Sales Percentage Increase to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AVIALL, INC.


                              By:    /s/ Colin M. Cohen
                                     ------------------------------------------
                              Name:  Colin M. Cohen
                              Title: Vice President and Chief Financial Officer

Date: May 7, 2003


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                                INDEX TO EXHIBITS

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
Exhibit No.                Description
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

99.1                       Press Release dated May 1, 2003

99.2                       Transcript of Conference Call dated May 1, 2003
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